UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

November 6, 2009
Date of Report (Date of earliest event reported)

NEUROGEN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-18311 (Commission File Number)	22-2845714 (I.R.S. Employer Identification No.)

45 Northeast Industrial Road
Branford, Connecticut   06405
(Address of principal executive offices) (Zip Code)

(203) 488-8201
(Registrant’s telephone number, including area code)

35 Northeast Industrial Road
Branford, Connecticut 06405
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry Into a Material Definitive Agreement.

On September 18, 2009, Neurogen Corporation (“Neurogen” or the “Company”), Ligand Pharmaceuticals Incorporated (“Ligand”) and Neon Signal, LLC (“Merger Sub”) entered into an amendment (“Amendment No. 1”) to amend a previously announced Agreement and Plan of Merger, dated as of August 23, 2009 (the “Merger Agreement”), among the same parties, pursuant to which Merger Sub will merge with and into Neurogen, with Neurogen surviving the merger and becoming a wholly-owned subsidiary of Ligand (the “Merger”).  In Amendment No. 1, the parties clarified the definition of “Target Net Cash Amount” in the Merger Agreement.  On November 2, 2009, Neurogen, Ligand and Merger Sub entered into a second amendment (“Amendment No. 2”) to the Merger Agreement, pursuant to which the parties extended the outside date by which the Merger must be consummated or abandoned from December 15, 2009 to December 24, 2009.

The foregoing summary of Amendment No. 1 and Amendment No. 2 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of Amendment No. 1 and Amendment No. 2 furnished herewith as Exhibit 2.1 and Exhibit 2.2, respectively, each of which is incorporated herein by reference.

Additional Information and Where to Find It

Ligand has filed with the SEC a Registration Statement on Form S-4, which includes a proxy statement of Neurogen and other relevant materials in connection with the proposed Merger. The proxy statement, which also constitutes a Ligand prospectus, will be mailed to Neurogen stockholders.  Neurogen stockholders are urged to read the proxy statement and the other relevant materials because they will contain important information about Ligand, Neurogen and the proposed Merger. The proxy statement and other relevant materials, and any other documents filed by Ligand or Neurogen with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, Neurogen stockholders may obtain free copies of the documents filed with the SEC by Ligand by going to the Investor Relations page on Ligand’s corporate website at www.ligand.com, and free copies of the documents filed with the SEC by Neurogen by going to the Investor Relations page on Neurogen’s corporate website at www.neurogen.com. Neurogen stockholders are urged to read the proxy statement and the other relevant materials before making any voting or investment decision with respect to the proposed Merger.

Item 2.02  Results of Operations and Financial Condition

On November 6, 2009, Neurogen issued a press release announcing financial and operating results for the quarter ended September 30, 2009. The Company also announced its analysis of results from a previously suspended Phase 2 study of aplindore in Restless Legs Syndrome (RLS) and that it has entered into an agreement to sell all real estate owned by the Company.

The information in this Item 2.02 (including Exhibit 99.1) is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing to this Item 2.02.

Item 9.01   Financial Statements and Exhibits.

(d)           Exhibits.

2.1	Amendment to Agreement and Plan of Merger, dated September 18, 2009
2.2	Amendment No. 2 to Agreement and Plan of Merger, dated November 2, 2009
99.1	Press Release, dated November 6, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROGEN CORPORATION
(Registrant)

By:/s/ Thomas A. Pitler
Name: Thomas A. Pitler
Date: November 6, 2009	Title: Senior Vice President, Chief Business and Financial Officer

EXHIBIT INDEX

2.1	Amendment to Agreement and Plan of Merger, dated September 18, 2009
2.2	Amendment No. 2 to Agreement and Plan of Merger, dated November 2, 2009
99.1	Press Release, dated November 6, 2009